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                                                                   EXHIBIT 10.64


                                   Mietvertrag


                                    ZWISCHEN


Vormieter:                    Basier Kantonalbank

                                    Postfach

                                   4002 Basel


                                       und


Mieter:                    Discovery Technologies AG

                               Gewerbestrasse 14

                                 4123 Allschwil



betreffend:     Buro/Laborraume in der Liegenschaft - II. Etappe

                                Gewerbestrasse 14

                                 4123 Allschwil


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1.      PRAAMBEL

        Die Parteicn vereinbaren die Miete von Raumlichkelten an der Gewerbestrasse 14 in Allschwil. Mit dem Grundmietzins wird das Uberlassen dieser Raumlichkelten im (heutigen) "Rohzustand" abzogolten (Rohlmiete). Die Mielerin benetigt fur ihre Bedurinisse den Einbau von zusatzlichen lcchnischen Einrightungen (Energie, Luftung, ev, Laborinstallationen). Zum heutigen Zeitpunkt ist nodh offen, wie und wann die Raume ausgebaul werden (nur Labors, nur Buros oder gemischt Labors and Buros).

        Die Mieterin wird diese Ausbauinvestition des Vermieters durch einen zusatzlichen Mietzins abgelten (Ausbaurmioto). Hieruber wird zu gegebener Zeit in einem Nachtrag zu diesem Mietvertrag eine entsprechende Vereinbarung getroffen.

2.      MIETOBJEKT

2.1 Der Vermieter uberlasst dem Mieter in der vorne erwahnten Liegenschaft zur mietweisen Benutzung folgende Raume:

        - Labor- and Buroraume im 4, Obergeschoss, ca. 754 m2 (inkl. WC-Anlagen, Liftvorplatz) zur Zeit im Rohzustand als Lager nutzbar.

2.2 Der Mieter ist berechtigt, im Haus Nr. 14 folgende dem gemeinsamen Gebrauch dienenden Gebaudeteile, Raume und Einrichtungen nach Massgabe der Hausordnung mitzubenutzen:

        -  Trappenhaus

        -  Personenlifte und Warenlift

2.3 Die Mietraume (ohne Unterteilung) gemass Ziff. 2.1 sind in dem beigelegten Grundrissplan dergestellt.
        Der Plan wird von beiden Parteien unterzeichnet und ist Bestandteil dieses Vertragos.

3.      MIETDAUER

3.11    Miotboginn

        Das Mietverhaltnis fur die rohen Raumlichkeiten beginnt am 01. Juli
        2000.

3.12    Mietdauer, Vertragsverlangerung

        Das Mietverhaltnis wird fur eine erste feste Vertragsdauer von 7 Jahren und 6 Monaten bis zum 31, Januar 2008 abgeschlossen.

        Nach Ablauf der ersten Vertragsdauer verlangert sich der Vertrag jeweils um eine weitere feste Vertragsdauer von 5 Jahren, wenn er nicht mindestens 12 Monate vor Ablauf mit eingeschriebenem Brief gekundigt wird.

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3.13    Kundigung

        Auf Ablauf einer festen Vertragsdauer kann das Mietverhaltnis mit einer Kundigungstrist von 12 Monaten jeweils auf Ende Januar, erstmals auf Ende Januar 2008, gekundigt werden.

3.2     Mietende

3.21 Die Kundigung gill als rechtzeitig erfolgt, wenn aie spatestons am letzten lago vor Boginn der Kundigungsfrist beim Emptanger bzw, in dessen Machtbereich (Abholnohz im Briefkasten oder Poetlach) eingetroffen ist.

        Der Vermieter hat fur die Kundigung das amtliche Formular zu verwenden.

3.22 Auf das Ende der festen Vertragsperiode bzw, der obengenannten Verlangerungsperiode kann der Mietzins mit einer Anzeigefrist von 15 Monaten den marktublichen Konditionen angepassi werden.

3.3     Ausserterminliche Beendigung des Mietvertrages

3.31 Wunscht der Mieter das Mietverhaltnis ohne Einhaltung der vereinbarten Fristen bzw. Termine zu beenden, so hat er dies dem Vermieter mit eingeschriebonem Brief mitzuteilen.

3.32 Der Mieter hat das Recht, dem Vermieter einen zumulbaren zahlungsfahigen Ersalzmieter vorzuschlagen, der in das Vertragsverhaltnis eintritt.

3.33 Ohne gegentillige Vereinbarung trifft auch der Vermieter die notigen and lhm zumutbaren Vorkehrungen, die Mietraumlichkeiten baldmoglichst weitervarmieten zu konnen.

3.34 Der Mieter haftet fur den Mietzins und die Nebenkosten sowie fur seine obrigen Mieterptlicheten bis zur Weitervermietung der
        Mietraumilchkeiten, langsten bis zum nachsten vertraglichen Kundigungtermin und hat dafgur zusatzlich zu Ziff, 14.1 hiernach Sicherheilen zu leisten.

4.      MIETZINS

4.1     Der Mietzins wird wie tolgt vereinbart:

        Rohmiete (Rohbau) germass Ziffer 2.4 a) fur die rohen Raume (ohne mieterspezifischen Ausbau) gestaffcit:

        -  im 1. + 2. Mietjahr              Fr./m2/Jahr          75.00

        -  im 3. Mietjahr                   Fr./m2/Jahr          85.00

        -  im 4. Mietjahr                   Fr./m2/Jahr          100.00

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        -  ab 5. Mietjahr                   Fr./m(2)/Jahr          125.00

        Die Ausbaumioto fur den mieterspezifischen Ausbau wird wird nach vorliegen des Projektes in einem Nachtrag zu diesem Vertrag festgelegt.

4.2     Der jahrliche Mietzina betragt domzufolge boi Mietbeginn

        -  Rohmiete                         754 m(2) a      Fr./m(2)/Jahr 75.00       Fr.  56'550.00

        -  Total                                                                      Fr.  56'550.00

        zahlbar in viertetjahrlichen Raten von                                        Fr.  14'137.50
        zuzuglich: Nebenkosten vierteljahrlich (754 m(2) x 10.- Fr./m(2)/Jahr) Akonto Fr.   1'885.00
        Total vierteljahrlich zum voraus zahlbar                                      Fr.  16,022.50

4.3 Der Mietzins ist im voraus, spatestens am ersten des Mietquartal (als Verfailtag) zahlbar.

5.      MIETZINSANPASSUNGEN

5.1     Dic Rohmiete fur Labors, basiert auf dem Landesindex der
        Konsumentenpreise, Sland August 1999 mit 105.1 Punkten. Wenn der Landesindex der Konsumentenpreise seit Mietbeginn bzw, seit der letzten Anpassung eine Veranderung erfahrl. so kann die Rohmiete ungeachtet der festen Veriragsdauer cinmal jahrlich per 1. April, erstmals im 5. Mietjahr, an die Veranderung dieses Indexes angepasst werden. Dabei darf jedoch die Rohmiete von Ziffer 4.1 nicht unterschmitten worden.

        Die Mietzinsanderung wird dem Mieter auf dem amtlichen Formular mil einer einmonatigen Anzeigefrist schriftlich mitgeteilt.

5.2 Erfolgen wahrend der festen Vertragsdauer wertvermehrende Aufwendungen resp. Investitionen, werden diese, den Usanzen entsprechend, der Basismiete gemass Ziff. 4 zugerechnet. Die Anzeigen der aufgrund von wertvermehrenden Aufwendungen vorgenommenen Mietzinsanpassungen erfolgen mit dem amtlichen Formular unler Einhaltung einer einmonatigen Frist.

6.      HEIZ- UND NEBENKOSTEN

6.1 Folgende Heiz- und Nebenkosten werden dem Mieter zusatzlich zum Mietzins belastel

        -  Hoizung und Warmwasser

        -  Botrieb und Unterhalt der Luftungsonloge

        -  Wasserverbrauch, Gebuhren und Abwasserreinigungslagen

        - Betriebs- und Unterhaltskosten inkl. Serviceabonnement fur Personen-und Warenlift

        -  alig. Beleuchtung

        -  Hauswartdienst (Salar, Soziallelstungen, Hauswartmaterial)

        -  Kehrichtabfuhr/Kehrichtcontainer


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        -  allfailige Bewachungsauftrage oder Betrieb von Alarmanlagen

        -  3% der gesamten Nebenkosten als Verwaltungshonorar

6.2 Die Heiz- und Nebenkosten werden wie folgt verteilt (Leerstande gehen zu Lasten des Vermietors);

6.21 Kosten fur die Energieaufbereitung (insbesondere Heizungs- und Warmwasserkosten):

        - Die Grund- und Warmwasserkosten werden nach der Grosse der Geschaftsraume (Quadratmeter) aufgeteilt.

        - Die Heizkosten werden dsgegen nach den individuellen Messzahlern verlegt.

6.22 Neutrale Kosten (wie z.B. Hauswart, allg. Strom, Bewachungsauftrage, Alarmanlagen etc.) werden nach der Grosse der vermieteten Raumlichkeiten (Quadratmeter) aufgeteilt.

6.23 Verbrauchsabhangige Koslen (z.B. Wasserzins, Abwasser- und Kehrichtgebuhren, Liftbetriebskosten etc.) werden nach der Grosse der vermieteten Raumlichkeiten (Quadratmeter) verteilt.

6.3 Der Mieter leistet en die obengenannten Nebenkosten vierteljahrliche Akontozahlungen, wobol dor Vermieter jeweils per 30.6. eine Nebenkostenabrechnug erstellt und umgehend dem Mieter zustellt. Die Nebenkostenabrechnung gilt als anerkannt, wenn sie nicht innert 30 Tagen seit Zustellung (Poststempel) schriftlich beanstandet wird. Mit Ablauf der vorgenannlen 30-tagigen Beanstandungsfrist werden allfallige Nachforderungen bzw. Ruckzahlungen fallig.

        Wird das Mietverhaltnis wahrend der Rechnungsperiode beendet, hat der Mieter keinen Anspruch auf eino vorzeitigo Nebenkostenabrechnung.

6.4 Der gesamte Stromverbrauch fur das Mietobjekt geht zu Lasten des Mieters. Gebuhren und Abgaben, die ausschliesslich durch den Geschaftsbetrieb des Mieters verursacht werden, tragt der Mieter, auch wenn sie beim Vermieter erhoben werden.

7.      UEBERGABE DES MIOTOBJEKTES

7.1 Der Vermieter hat das Mielobjekt in sauberem, vertragsgemassen Zusland und nach Ortsublichker spatestens zu dem in Ziff. 3 genannten Datum unter Aushandigung der erforderlichen Schiussel zu ubergeben. Falit der vorgenannte Termin auf einen Samstag, Sonntag oder allgemeinen Feierlag, findet die Ubergabe spatostons am nachfolgenden Worktag staff.

7.2 Der Mieter hat dem Vermieter innert 30 Tagen nach Mictantritt allfallige lcstgestellte Mangel mit eingeschriebenem Brief zu melden. UnterlGAsst er dies, wird angenommen, dass ihm das Mielobjekt in vertragsgemGAssem Zustand ubergeben worden ist.


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8.      BENUTZUNG DES MIETOBJEKTES / SORGFALTSPFLICHT

8.1 Die Mietflache steht dem Mieter zur Benutzung als Buro/Labor zur Verfugung, bis zum Ausbau steht die Mietflacho dem Mieler zur Benutzung als Lager zur Verugung.

8.2 Der Mieter verpflichtel sich, das Mietobjekt zu keinem anderen als dem vertraglich vorgeschenen Zweck zu gebrauchen. Jede Anderung des Gebrauchazweckes bedarf der vorgangigen schriftlichen Zustimmung des Vermieters.

8.3 Bel Einbringung von Maschinen und schweren Mobeln ist den statischen Gegebenheiten des Gebaudes Rechnung zu tragen. Der Mieter hat sich vorgehend uber die zulassige Bodenbelastung zu vergewissern.

8.4 Fur die Benutzung des I ifts sind die von den Herstellern vorgeschriebenen Bedienungsanleitungen zu beachten.

8.5 Dor Mieter darf nur mit schriftlicher Zustimmung des Vermieters zusatzliche Sehlussel anfertigen lassen.

        Beim Verlust von Schlusseln hat der Mieter die Kosten fur deren Ersatz sowie fur die allrallige Ersetzung der Schliessanlagen zu tragen.

8.6 Bei der Benutzung der Mietsache verpflichtet sich der Mieter zur Sorgfalt und Rucksichtnahme, insbesondere auch gegenuber den Nachbarn. Die Hausordnung ist integrierender Bestandteil dieses Vertrages.

8.7 Der Mieter ist ganz allgemein verpflichtet, alle zumulbaren Massnahmen zur Vermeidung oder Verminderung vom Larm. Erschutlerungen, Geruch und sonstigen Immissionen zu treffen. Der Mieter haftet dem Vermieter fur den Schaden (inkl. Anspruche von Dritten), der diesem aus den die ubliehe und bewilligte Benutzung uberschreitenden Immissionen erwachst.

8.8 Fur die Verlelzung seiner Sorgfaltspflichten ist der Mieler voll ersatzpflichtig. Verletzt der Mieter lrotz schriftlicher Mahnung des Vermieters seine Pflicht zu Sorgfalt oder Rucksichinahme weiter, so kann der Vermieter don vorliegenden Mietvertrag uberdies gemass Art. 257 t OR auflosen.

9.      UNTERHALT

9.1     Unterhaltspflichten des Vermieters / Verbesserungen

9.11    Die Unterhaltsarbeiten des Mietobjektes obliegen dem Vermieter.

        9.12 Der Vermieter ist unter Rucksichtnahme auf die Interessen des Mieters jederzeit berechtigt, im Mietobjekt und an dazugehorenden Einrichtungen Reparaturen und Renovationen unbehindert auszufuhren, sofern das Mietverhaltnis nicht gekundigt ist.

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        Grossere Umbauten und Neuinstallationen werden dem Mieter schriftlich und fruhzeitig angezeigt. Allfallige Anspruche des Mieters richten sich nach Art. 260 OR.

9.2     Unterhaltspflichten des Mieters

9.21 Die durch den gewohnlichen Gebrauch notwendig Ausbesserungs und Reparaturarbeiten, welche im Finzelfall Fr. 500,- nicht ubersteigen, gehen zu Lasten des Mieters. Dazu zahten insbesondere das Ersetzen von elektrischen Sicherungen sowie zerbrochene Scheiben, die Instandhaltung der elektrischen Schalter und Steckdosen, der Gas- und Wasserhahnen, Abiaute sowie der Turschlosser, etc.

9.22 Fur den Unterhalt aller von ihm getatigten baulichen Veranderungen und Vorrichtungen kommt der Mieter auf.

9.23 Mangel, fur deren Behebung der Mieter nicht aufzukommen hat, sind dem Vermieter sofort anzuzeigen. Bei Nichtanzeige haftet der Mieter fur den daraus entstandenen Schaden.

10.     BAULICHE VERANDORUNGEN

10.1 Anderungen und Erneuerungen an und In den Mietraumen, das Anbringen von Storen. Firmenschildern oder Reklamovorrichtungen, etc. sind nur mit vorgangiger schriftlicher Zustimmung des Vermieters gestattet. Der Mieter ist zu einer fachgomassen Ausfuhrung verpflichtet. Die Anbringung von Vorrichtungen an der Fassade (Reklameschilder und Reklametafein, Storen, Schaukasten. Antennen, etc.), ist dem Mistebjekt und der Umgebung anzupassen.

10.2 Die Einrichtungen des Mieters bleiben dessen Eigentum. Die Plane und Entwurfe sowie die Kostenvoranschlage sind dem Vermieter zur schriftlichen Genehmigung vorzulegen.

10.3 Die Einholung allfalliger behordlicher Bewilligungen obliogt dom mieter. Der Mieter verpflichtet sich im weiteren, die ublichen Bauversicherungen abzuschliessen bzw. deren Kosten zu tragen und fur eine allfallige Mehrpramie der Gebaude- und Sachversicherung aufzukommen.

10.4 Der Vermieter ist berechtigt, vom Mieter eine Sicherstellung oder Finanzierungsnachweis der vom Mieter eingegangenen, voraussichtlichen baulichen Kosten zu verlangen, um insbesondere allfallige
        Bauhandwerkerpfandrechte rechtzeitig abwehren zu konnen.

        Wird der Vormieter fur Immissionen, die aufgrund baulicher Veranderungen oder Einrichtungen des Mieters enlslanden sind, von Drittpersonen in Anspruch genommen, ist der Mieter dem Vermieter fur den erlittenen Schaden ersatzpflichtig.

10.5 Der Mieter hat bei Mietbeendigung auf seine Kosten den ursprunglichen Zustand wiederherzustel len oder seine Einrichtungen gemass Ziffer 2.4c im gegenseitigen Einvernonmen dem Vermieter unentgelllich zu uberlassen.


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11.     UNTERMIETE / ABTRETUNG DES MIETVERTRAGES

        Toilwoise oder geinze Untermiete der Mietraumlichkeilen (oder die Abtrelung des Mietvertrages) bedurfen der schrifthehen Zustimmung des Vermieters.

12.     ZUTRITTSRECHT DES VERMIETERS

12.1 Der Vermieter oder dessen Vertreter ist berechtigt, das Mietobjekt zur Wahrung seiner Rechtc (Weitervermietung, Verkauf, Reparaturen, Erneuerungen, etc.) zu den ublichen Geschaftszeiten, nach 48-stundiger vorheriger Anmeldung, zu belreten.

12.2    Bei Abwesenheit des Mieters sind die Schlussel zur Vorfugung zu halten.

13.     VERSICHERUNGEN

13.1 Der Vermieter schliesst die obligatorische Brandversicherung, eine Hauseigentumerhaftpflichtversichorung sowie eine
        Gebaudewasserschadenversicherung ab.

13.2 Der Mieter tragt die Gefahr der Beschadigung oder des Verlustes seinor Einrichtungen, seines Mobiliars oder seiner Waren, wie insbesondero durch Feuer, Explosion, Wasser, Einbruch oder Diebstaht. Er verpflichtet sich eine Betriebshaftpflichtversicherung abzuschliessen.

13.3 Der Vermieter ubernimmt keine Haftung fur allfallige Schaufenster, Schaukasten, Scheiben. Glaswandverkleidungen. Firmenschilder, Leuchtschriften, etc. Es ist Sache des Mieters, sich gegen solche Schaden ausreichend zu versichern und uberdies eine
        Betriebshaftpflichtversicherung abzuschliesson.

14.     SICHERHEITSLEISTUNG

14.1 Der Mieter erbringt innert 14 Tagen nach Unterzeichnung des Vertrages fur die gesamte Mictdauer + 6 Monate eine Sicherheitsleistung in der Hohe von Fr. 30'000.00 in Form elner Bankgarantio oder, Mietzinsdepot. Nach Vorliegen des Ausbauprojekies wird die Sicherheitsleistung auf cinen halben Jahresmietzins der Ausbaumiete erhoht. Sollte der Vermieter gegen den Mieter Anspruche sus dem Mietverhaltnis geltend machen, hat die Bankgarantie bis zur Erledigung des Rechtsstreits gultig zu sein. Der Vermieter hat diesfals die Bank zu informieren.

14.2 Der Vermieter lst borechtigt, vom Mieter eine proportionale Anpassung der Sicherheitsleistung zu allfalligen Mietzinserhuhungen zu verlangen.

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15.     RUCKGABE DES MIETOBJEKTS

15.1    Der Mieter hat die Mietraume spatesiens am letzten Tage der Mietdauer,
        12.00 Uhr, mit allen Schlussein zu obergeben. Zusatzlich angefertigte Schlussel sind dem Vermieter entschadigungsios zu uberlassen. Fallt der Ruckgabetermin auf einen Samslag. Sonntag oder allgemeinen Foiertag, hat die Ruckgabe am nachsten Worktag (12.00 Uhr) zu erfolgen.

15.2 Bei Ruckgabe des Mietobjektes hat der Mieter die miotorseitigen Endausbaulen enlschadigungslos wieder zu entternen. Die vom Vermieter erstellton Zusalzausbauten (Ziff. 2.4b) bloiben im Mietobjeki. Falls mieterseitige Einbauten mit zustimmung des Vermietors im Mietobjeki verbleiben konnen, hat dei Vermieter hierfur keine Entschadigung zu bezahlen.

15.3 Die vom Mieter vorzunehmenden Instandstellungs- und Reinigungsarbeiten sind rechtzeitig zu beginnen, sodass sie auf Schluss des
        Mietverhallnisses beendigt sind.

        Kann das Mielobjekt aus Grunden, die der mieter zu vertrelen hat, nicht rechtzeitig dem Nachfoloer ubergeben werdon, haftet der Mieter dem Vermieter fur den daraus entstandenen Schaden.

15.4 Bel der Ruckgabe erstelli der Vermieter, vorzugswise in Anwesenheit des Mieters, ein Ruckgabeprotokoll, in weichem der Zustand der Mietsache sowie insbesondere Mangel und Schaden, fur welche der Mieter aufkommen soll, festgehalten werden. Das Protokoll ist durch den Mieter zu unterzeichnen oder ihm unverzuglich per eingeschriebenen Brief zuzustellen. Ist es dem Mieter nicht muglich, das Protokoll zu unterzeichnen, kann der Vermieter auf Kosten des Mieters such oin Protokoll durch einen amtlichen Experten erstellen lassen. Dieses ist wieder dom Mieter per oingeschriebenen Brief zur Kenntnis zu bringen. Erhebt der Mieter innert 30 Tagen seit Zusiellung des Protokolls keine Einsprache, so gilt es als von ihm anerkannt.

        Versteckte Mangel kann der Vermieter nachtraglich geltend machen. Er hat diese jedoch sotort nach deren Feststellung dem Mieter mit eingeschriebenem Brief mitzuteilen.

16.     SCHLUSSBESTIMMUNGEN

16.1    VERTRAGSANDERUNGEN

        Jegliche Vertragsanderung bedarf der schriftlichen Form.

16.2    ZUSTELLDOMIZIL

        Die nachfolgenden Adressen gelten bis zum widerruf durch eingeschriebenen Brief an die andere Partei als rechtsgultiges Zustelldrnizil der Vertragspartelen im Sinne dieses Vertrages:

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        Zustelldomizil des Mieters:         Gewerbestrasse 15, 4123 Allschwil

        Zustelldomizil des Vermieters:      Postfach, 4002 Basel

16.3    Gerichtsstand

        Fur alle Streiligkeiten aus diesem Mietvertrag gilt als Gerichtsstand der Ort der gemieteien Sache.

16.4    Grundbucheintragung

        Der Mieter hat das Recht. diesen Mietvertrag wahrend der Vertragsdauer auf eigene Kosten im Grundbruch eintragen zu lassen.

16.5    Stockwerkeigentum

        Fur den Fell, dass die Liegenschaft in Stockwerteigentum aufgeteilt wird. Ist der Vermieter bereit dem Mieter fur die Dauer des Mietverhaltnisses ein Vorkaufsrecht zu gewahrleisten.


Vorstehender mietvertrag wird in 3 Exemplaren ausgeferligt und unterzeichnet.



Basel, den 31, Januar 2000




Der Vermieter:                               Der Mieter:
Basler Kantonalbank                          Discovery Technologies AG


/s/ illegible                                /s/ illegible
-----------------------------------          -----------------------------------


                                             /s/ illegible
                                             -----------------------------------

17      Beilage:

           -   Grundrissplan mit eingetragenen Mietraume